UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 31, 2024

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, after more than 9 years of service, Robert Vivian and Jenna Lyons informed the Board of Directors (the “Board”) of Shake Shack Inc. (the “Company”) of each of their intentions to step down from the Board of the Company following the conclusion of the current director service year and to not stand for re-election as Class III directors at the Company’s 2024 Annual Meeting of Stockholders, which is expected to be held in June of 2024. Mr Vivian also will step down as a member of the Board’s Audit Committee, the Audit Committee Chair, and Lead Independent Director, and Ms. Lyons also will step down as a member of the Board’s Nominating & Corporate Governance Committee and Compensation Committee, at the same time.

As such, the Board has determined to reduce the size of the Board from thirteen (13) to eleven (11) directors, effective immediately prior to the 2024 Annual Meeting of Stockholders. The Board expects to nominate three Class III directors to stand for re-election at the 2024 Annual Meeting of Stockholders. Following the departure of Mr. Vivian and Ms. Lyons from the Board, the Board will consist of four Class I directors, four Class II Directors, and three Class III directors.

The Board has appointed Jeffrey Lawrence to replace Mr. Vivian as the Chair of the Audit Committee, and Jeff Flug to replace Mr. Vivian as the Lead Independent Director, effective immediately prior to the 2024 Annual Meeting of Stockholders.

As a result of Mr. Flug’s appointment to Lead Independent Director, Mr. Flug will resign as the Chair of the Nominating & Corporate Governance Committee, and the Board has appointed Lori George to replace Mr. Flug as the Chair of the Nominating & Corporate Governance Committee, also effective immediately prior to the 2024 Annual Meeting of Stockholders.

Each of Mr. Vivian’s and Ms. Lyons’ decision to step down from the Board is not the result of any dispute or disagreement with the Company or its Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

Dated: February 2, 2024	By:	/s/ Ronald Palmese, Jr.
Ronald Palmese, Jr.
Chief Legal Officer